UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08411

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road Xenia, Ohio	45385
(Address of principal executive offices)	(Zip code)

R. Brian Culpepper

P.O. Box 8 Alpha, Ohio 45301

(Name and address of agent for service)

Registrant's telephone number, including area code:	(937) 426-7640

Date of fiscal year end:	June, 30

Date of reporting period:	December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Semi-Annual Report

December 31, 2022

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

TABLE OF CONTENTS

Shareholder Letter	1

Growth of $10,000 or $50,000 Charts	4

Representation of Schedules of Investments	7

Schedule of Investments

James Balanced: Golden Rainbow Fund	8

James Small Cap Fund	13

James Micro Cap Fund	16

James Aggressive Allocation Fund	18

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights

James Balanced: Golden Rainbow Fund – Retail Class	28

James Balanced: Golden Rainbow Fund – Institutional Class	29

James Small Cap Fund	30

James Micro Cap Fund	31

James Aggressive Allocation Fund	32

Notes to Financial Statements	33

Disclosure of Fund Expenses	41

Additional Information	42

Privacy Policy	43

James Advantage Funds	Shareholder Letter
December 31, 2022 (Unaudited)

LETTER TO THE SHAREHOLDERS
OF THE JAMES ADVANTAGE FUNDS

2022 was a difficult year for investors as stocks and bonds both saw losses. Inflation was the root cause of the declining asset prices. Despite such a tough environment, we are happy to announce all of the James Funds outperformed their stated benchmarks for 2022.

The Markets Over the Past Six Months

The markets acted in a very different manner in the last 6 months of the calendar year 2022 as compared to the first 6 months. While the beginning of the year saw steep declines, the later stages were more muted. Earlier in the year, the Federal Reserve (“Fed”) was “behind the 8 ball” so to speak in their efforts to fight inflation. Starting in June, the Fed began making 75 basis point (“bps”) increases to the Fed Funds Rate. This first steep hike in June was followed with additional moves in July, September, and November only to slow down to 50 bps in December 2022. In the second half of calendar year 2022, the Russell 1000® Index increased 2.30% and the Russell 2000® Index, which is comprised of small capitalization stocks, advanced by 3.91%. The NASDAQ was the market laggard in the second half of the year, declining 4.65%.

While stocks were quietly advancing, fixed income investments (bonds) did not do very well. One area of concern for investors has been higher levels of inflation. Due to supply chain disruptions across the globe, costs for goods and services have increased dramatically. It is important to remember, higher levels of inflation erode the purchasing power of the U.S. dollar and fixed income payments, harming the value of bonds. Case in point, the Bloomberg U.S. Intermediate Government/Credit Bond Index, a broad based benchmark of treasuries, government related notes and corporate issues, posted a return of -1.57% over the same timeframe.

Investment Goals and Objectives

The James Balanced: Golden Rainbow Fund (the “Golden Rainbow Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Golden Rainbow Fund will generally hold positions in common stocks that in aggregate constitute between 35 percent and 60 percent of the Fund’s net assets. Bonds held in the Fund will generally be rated at or above Baa2 by Moody’s or BBB by S&P at the time of purchase. The Golden Rainbow Fund may hold municipal bonds, but generally buys them when they are attractively priced compared with taxable bonds.

The Golden Rainbow Fund’s benchmark is a blend of 25% Russell 1000® Index, 25% Russell 2000® Index and 50% Bloomberg U.S. Intermediate Government/Credit Bond Index. The benchmark is the same for all share classes of the Golden Rainbow Fund. We believe this index to be an appropriate benchmark for the Fund as it provides representation from both large, mid and small capitalization stocks as well as a fixed income component.

The James Aggressive Allocation Fund (the “Aggressive Allocation Fund”) seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. Shareholders should be aware this Fund will likely have a higher level of volatility than the Golden Rainbow Fund. The Aggressive Allocation Fund’s benchmark is a blend of 65% Russell 3000® Index and 35% Bloomberg U.S. Aggregate Government/Credit Bond Index.

The James Small Cap Fund (the “Small Cap Fund”) and the James Micro Cap Fund (the “Micro Cap Fund”) each seek to provide long-term capital appreciation. These Funds hold only equity securities and cash/cash equivalents, under most circumstances. The Small Cap Fund’s benchmark is the Russell 2000® Index, and the Micro Cap Fund’s benchmark is the Russell Microcap® Index.

Investment Philosophy

James Investment Research, Inc., the James Advantage Funds’ adviser (the “Adviser” or “JIR”), commenced operations in 1972 and became known as a value manager, seeking to identify stocks with good relative valuations, profitability and positive price momentum. The Adviser’s research, along with much academic research, supports the view that value investing tends to outperform growth investing over the longer- run. There are times however when traditional valuation techniques do not correlate with future stock market performance. This is why we use a three factor approach, often times relying more on profitability and momentum.

The James Advantage Funds offer several different styles, but they all have a slant towards value when it comes to stock selection. The Aggressive Allocation Fund generally takes on greater risk than the Golden Rainbow Fund in terms of its higher allocation to stocks, but still seeks to reduce that risk in anticipation of when the Adviser believes there could be a major decline in stock prices. Due to potentially higher equity levels, Aggressive Allocation Fund shareholders should generally have higher risk appetites for their mutual fund investments than those in the Golden Rainbow Fund.

The Micro Cap Fund and the Small Cap Fund invest in smaller capitalization companies. The Small Cap and Micro Cap Funds are niche products designed to meet the objectives of investors who want to establish diversified positions in these areas. As these Funds are equity products, they are intrinsically riskier than some of the other James Funds that hold bonds and the shareholder should expect relatively greater volatility in Net Asset Value (“NAV”) prices and a higher standard deviation of returns. Still, these portfolios hold stocks that are ranked highly by the Adviser’s models and that pass a thorough review by the Adviser’s researchers and portfolio managers.

The Adviser has no soft-dollar arrangements, and does not purchase research from any broker/dealers.

Strategy for Seeking to Meet Fund Objectives

For the Balanced: Golden Rainbow and the Aggressive Allocation, the main objective is to provide total return through growth and income. The Adviser has always held to the belief preservation of capital in down markets is the key to long-term investment success. Hence, the Golden Rainbow Fund seeks to preserve capital by constructing a portfolio of both bonds and stocks. In the past, stocks have often provided capital appreciation when the economy has proven to be strong. Bonds, in general, are uncorrelated with stocks, and can provide asset class

Semi-Annual Report | December 31, 2022	1

James Advantage Funds	Shareholder Letter
December 31, 2022 (Unaudited)

diversification as well as an income stream. In times when the stock market is strong, some investors may forget these positive characteristics of bonds, but the Golden Rainbow Fund has always held a significant position in bonds. The Aggressive Allocation Fund has a similar portfolio construction; however, it tends to hold a higher allocation to stocks and a lower investment in bonds.

The Small Cap Fund and the Micro Cap Fund look for stocks the Adviser believes to be undervalued, using its proprietary research to screen a database of over 3,000 stocks. Deterioration in a stock’s fundamental value characteristics can lead the Adviser to trim or sell the position.

Fund Performance

The Golden Rainbow Fund and the Aggressive Allocation Fund both hold significant bond positions. The expectation is that in periods of strong stock market returns, the Funds will participate, however not to the full extent, in those returns. The same can be said should stocks fall. These balanced styles strive to lessen the volatility many pure stock funds experience. Unfortunately, this benefit of diversification did not help as much in 2022 as it has in previous years. The actions by the Federal Reserve caused both stock and bond prices to decline over the year. Over the six-month period ended December 31, 2022, the Retail Class shares of the Golden Rainbow Fund advanced 0.31% and the Institutional Class shares advanced 0.45%. The Golden Rainbow Fund paid out a regular dividend every quarter. The Retail Class shares paid 5.76 cents per share in September and 4.76 cents per share in December. The Institutional Class shares paid 7.04 cents per share in September and 10.05 cents per share in December. Additionally, in December the Golden Rainbow Fund paid all shareholders a long-term capital gains distribution of $0.77 per share.

Over the six months ended December 31, 2022, the Small Cap Fund increased 5.83%. The Small Cap Fund paid an ordinary dividend of 14.16 cents per share in December and paid a long term capital gain distribution of $1.67 per share for the year.

The Micro Cap Fund increased 3.93% for the six months ended December 31, 2022. The Fund paid a long-term capital gains distribution of $1.34 per share in December and paid an ordinary dividend of 9.21 cents per share.

The Aggressive Allocation Fund is like the Golden Rainbow Fund in the sense that its strategy requires the Fund to hold both stocks and bonds. However, it is a more aggressive fund and generally will hold a higher allocation to stocks than the Golden Rainbow Fund. The Aggressive Allocation Fund paid an ordinary dividend of 8.34 cents per share in December. No capital gain distribution was paid. For the six months ended December 31, 2022, the Aggressive Allocation Fund increased by 3.51%.

Expectations for the Future

While the Fed is in a rate hiking mode, forecasting the early stages of 2023 may prove to be difficult. The likelihood of a pullback or even a minor recession for the U.S. economy is increasing. Should this be the case, stocks may falter the first half of the year. However, unlike 2022, a sluggish economy may prove beneficial for bonds as they have traditionally been an asset of choice during rough patches.

Conversely, inflation may begin to subside, allowing the Fed to halt their rate increases. These actions would be seen as a positive for the stock market, while bonds may hold steady, depending substantially on the income they produce for return.

Given the uncertainty in the market, a cautious approach to investing may be prudent. However, investors should not be so cautious as to miss opportunities. We feel that key components in navigating 2023 will be asset allocation and stock selection. Favoring high-quality stocks with strong balance sheets, low debt, and pricing power may prove beneficial. Additionally, in a rising interest rate environment, in our view maintaining an active approach in the fixed income arena is prudent.

The U.S. economy is currently in a late-cycle business environment. We think the odds of a recession are elevated and rising as we begin the New Year. Consumer spending remains resilient, boosted by a tight labor market. However, leading economic indicators are pointing to a downturn in 2023. A struggling housing market due to the Fed’s rapid monetary tightening, weakness in the manufacturing sector, and falling consumer sentiment levels (now near historic lows) suggest recession fears are realistic. Overall, we forecast that 2023 will be a challenging year for the economy, with a recession more likely than not.

In our view, the market may face headwinds in early 2023 as earnings get downgraded, and economic deterioration shows up in the hard data, such as the lagging indicators of payroll and inflation. Furthermore, there is a growing list of leading indicators that are signaling a forthcoming recession. These include tightening of credit conditions, the Conference Board’s leading economic indicators contracting the inversion of the Fed’s preferred gauge of the spread between long and short-term interest rates (i.e., 10-year less 3-month), and the Homebuilders Sentiment Index, which is now close to its pandemic lows.

All these signals typically occur ahead of a recession. While the labor market remains strong and cash in household bank accounts is high, most of the evidence supports a slowing economy.

However, we believe there is an opportunity for long-term investors to pick great buying opportunities as the market starts to price in an economic recovery. The timing of this inflection point will depend on the incoming data from the leading economic indicators previously mentioned. We believe staying nimble, open-minded, and most of all humble is paramount as the uncertainty is unprecedented.

Thank you once again for your continued support and confidence in the James Advantage Funds.

Brian P. Shepardson

Secretary, Chief Financial Officer

The James Advantage Funds

2	www.jamesinvestment.com

James Advantage Funds	Shareholder Letter
December 31, 2022 (Unaudited)

The statements and opinions expressed are those of the author, are as of the date of this report, are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors may obtain performance information current to the last month-end at www.jamesinvestment.com.

NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Credit ratings apply to the underlying holdings of the Fund, and not to the Fund itself. Moody’s and S&P study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency’s opinion of the holdings financial condition and histories. The ratings shown (Baa2 by Moody’s/BBB by S&P) are all considered investment grade and are listed by highest to lowest in percentage of what the Fund holds.

Diversification does not eliminate the risk of experiencing investment loss.

Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (Member FINRA). Ultimus is not affiliated with James Investment Research, Inc.

Semi-Annual Report | December 31, 2022	3

James Advantage Funds	Growth of $10,000 or $50,000 Charts
December 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class	Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

Average Annual Total Returns

(for the periods ended December 31, 2022)

				Since
	1 Year	5 Years	10 Years	Inception(b)
James Balanced: Golden Rainbow – Retail Class	-12.77%	0.02%	2.89%	6.51%
Blended Index (a)	-13.71%	4.22%	6.21%	7.52%
Russell 1000® Index	-19.13%	9.13%	12.37%	9.94%
Russell 2000® Index	-20.44%	4.13%	9.01%	9.23%
Bloomberg U.S. Intermediate Government/Credit Bond Index	-8.23%	0.73%	1.12%	6.33%

(a)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.

(b)	Fund and Class inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.21%

Average Annual Total Returns

(for the periods ended December 31, 2022)

				Since
	1 Year	5 Years	10 Years	Inception(b)
James Balanced: Golden Rainbow - Institutional Class	-12.54%	0.28%	3.14%	5.86%
Blended Index (a)	-13.71%	4.22%	6.21%	8.69%
Russell 1000® Index	-19.13%	9.13%	12.37%	15.36%
Russell 2000® Index	-20.44%	4.13%	9.01%	13.51%
Bloomberg U.S. Intermediate Government/Credit Bond Index	-8.23%	0.73%	1.12%	2.34%

(a)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.

(b)	Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 0.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index, Russell 2000® Index, Bloomberg U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesinvestment.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts
December 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund	Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

Average Annual Total Returns

(for the periods ended December 31, 2022)

				Since
	1 Year	5 Years	10 Years	Inception(a)
James Small Cap Fund	-11.65%	1.55%	5.99%	6.88%
Russell 2000® Index	-20.44%	4.13%	9.01%	8.32%

(a)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.56%

Average Annual Total Returns

(for the periods ended December 31, 2022)

				Since
	1 Year	5 Years	10 Years	Inception(a)
James Micro Cap Fund	-17.30%	2.64%	8.47%	8.21%
Russell Microcap® Index	-21.96%	3.69%	8.86%	10.02%

(a)	Fund inception was July 1, 2010

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S.

equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2022	5

James Advantage Funds	Growth of $10,000 or $50,000 Charts
December 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

Average Annual Total Returns

(for the periods ended December 31, 2022)

			Since
	1 Year	5 Years	Inception(b)
James Aggressive Allocation Fund	-15.80%	-0.81%	0.87%
Blended Index (a)	-16.97%	6.10%	7.12%
Russell 3000® Index	-19.21%	8.79%	9.96%
Bloomberg U.S. Aggregate Government/Credit Bond Index	-13.58%	0.21%	1.18%

(a)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index, and a 35% weighting in the Bloomberg U.S. Aggregate Government/Credit Bond Index.

(b)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S.

Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index, Bloomberg U.S. Aggregate Government/Credit Bond Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesinvestment.com

James Advantage Funds	Representation of Schedules of Investments
December 31, 2022 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Gold Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)*	James Small Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)*	James Aggressive Allocation Fund - Industry Sector Allocation (% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

**	Cash and Cash Equivalent percentage include the net of other assets and liabilities, which are contained on the Statement of Assets and Liabilities.

Semi-Annual Report | December 31, 2022	7

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 39.0%
Communication Services - 1.9%
Alphabet, Inc. - Class A (a)	80,000	$7,058,400
T-Mobile US, Inc. (a)	8,916	1,248,240
		8,306,640
Consumer Discretionary - 3.8%
Amazon.com, Inc. (a)	19,420	1,631,280
Home Depot, Inc. (The)	17,618	5,564,821
McDonald’s Corporation	28,718	7,568,055
Target Corporation	9,835	1,465,808
TJX Companies, Inc. (The)	7,051	561,260
		16,791,224
Consumer Staples - 3.3%
Nestlé S.A. - ADR	16,300	1,880,042
PepsiCo, Inc.	6,028	1,089,018
Procter & Gamble Company (The)	31,100	4,713,516
Sysco Corporation	35,125	2,685,306
Walmart, Inc.	30,000	4,253,701
		14,621,583
Energy - 2.5%
Chevron Corporation	48,515	8,707,957
ConocoPhillips	5,300	625,400
Pioneer Natural Resources Company	3,332	760,995
Valero Energy Corporation	10,032	1,272,660
		11,367,012
Financials - 4.9%
Arthur J. Gallagher & Company	12,488	2,354,488
Berkshire Hathaway, Inc. - Class B (a)	7,007	2,164,462
BlackRock, Inc.	3,164	2,242,105
Enova International, Inc. (a)	63,000	2,417,310
Fifth Third Bancorp	45,482	1,492,264
Goldman Sachs Group, Inc. (The)	5,424	1,862,493
JPMorgan Chase & Company	40,500	5,431,050
LPL Financial Holdings, Inc.	10,000	2,161,700
Nelnet, Inc. - Class A	17,630	1,599,923
		21,725,795
Health Care - 7.5%
Abbott Laboratories	27,000	2,964,330
AbbVie, Inc.	14,792	2,390,535
AstraZeneca plc - ADR	60,273	4,086,509
Danaher Corporation	9,000	2,388,780
Elevance Health, Inc.	3,467	1,778,467
Eli Lilly & Company	15,000	5,487,601
Johnson & Johnson	14,030	2,478,400
Pfizer, Inc.	40,000	2,049,600
Thermo Fisher Scientific, Inc.	6,000	3,304,140
UnitedHealth Group, Inc.	12,258	6,498,946
		33,427,308
Industrials - 3.7%
ABB Ltd. - ADR	31,656	964,242
Caterpillar, Inc.	11,700	2,802,852
Deere & Company	8,500	3,644,460
Eaton Corporation plc	19,768	3,102,587

See Notes to Financial Statements.
8	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
Industrials - 3.7% (continued)
Northrop Grumman Corporation	5,575	$3,041,776
Union Pacific Corporation	8,562	1,772,933
United Rentals, Inc. (a)	3,600	1,279,512
		16,608,362
Information Technology - 7.3%
Accenture plc - Class A	5,983	1,596,504
Apple, Inc.	52,938	6,878,234
ASML Holding N.V.	3,597	1,965,401
Enphase Energy, Inc. (a)	3,356	889,206
Insight Enterprises, Inc. (a)	36,000	3,609,720
Mastercard, Inc. - Class A	6,796	2,363,173
Microsoft Corporation	43,454	10,421,139
Nova Ltd. (a)	20,812	1,699,924
NVIDIA Corporation	13,039	1,905,519
TD SYNNEX Corporation	10,114	957,897
		32,286,717
Materials - 0.7%
Avery Dennison Corporation	8,000	1,448,000
Celanese Corporation	4,718	482,368
Linde plc	1,757	573,099
Nucor Corporation	3,698	487,433
		2,990,900
Real Estate - 1.2%
American Tower Corporation	5,946	1,259,720
CBRE Group, Inc. - Class A (a)	12,689	976,545
Prologis, Inc.	28,096	3,167,262
		5,403,527
Utilities - 2.2%
Ameren Corporation	10,422	926,724
American Electric Power Company, Inc.	28,200	2,677,590
NextEra Energy, Inc.	35,719	2,986,109
Sempra Energy	19,450	3,005,803
		9,596,226
TOTAL COMMON STOCKS
(Cost $119,395,204)		$173,125,294

	Shares	Value
EXCHANGE-TRADED FUNDS - 6.3%
Invesco S&P SmallCap 600 Revenue ETF	21,956	$2,382,885
Invesco Variable Rate Investment Grade ETF	4,000	98,840
iShares® 5-10 Year Investment Grade Corporate Bond ETF (a)	25,000	1,237,750
iShares® Floating Rate Bond ETF	100,000	5,033,000
iShares® Gold Trust (a)	209,455	7,245,048
iShares® Russell 2000 ETF	30,000	5,230,800
Technology Select Sector SPDR® Fund	8,553	1,064,335
Vanguard Small-Cap Value ETF	36,000	5,716,800
TOTAL EXCHANGE-TRADED FUNDS
(Cost $25,690,837)		$28,009,458

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	9

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS - 8.3%
Communication Services - 0.2%
AT&T, Inc., 2.950%, due 07/15/26	$1,000,000	$930,454

Consumer Discretionary - 1.3%
Home Depot, Inc. (The), 2.700%, due 04/01/23	5,000,000	4,976,579
Ross Stores, Inc., 4.700%, due 04/15/27	1,000,000	983,812
		5,960,391
Consumer Staples - 0.5%
Walmart, Inc., 5.250%, due 09/01/35	2,000,000	2,097,098

Energy - 0.2%
BP Capital Markets America, Inc., 4.234%, due 11/06/28	1,000,000	968,862

Financials - 2.7%
Bank of America Corporation,
1.250%, due 09/24/26	2,000,000	1,710,564
5.000%, due 06/22/27	1,000,000	972,752
Bank of Montreal,
2.000%, due 12/22/26	2,500,000	2,187,585
Citigroup Global Markets Holdings, Inc.,
3.000%, due 03/28/24	2,500,000	2,385,353
0.750%, due 06/07/24	2,000,000	1,869,217
Citigroup, Inc., 3.875%, due 03/26/25	2,000,000	1,944,534
Goldman Sachs Group, Inc. (The), 3.500%, due 04/01/25	1,000,000	961,642
		12,031,647
Health Care - 0.9%
Johnson & Johnson, 1.300%, due 09/01/30	5,000,000	4,030,656

Industrials - 0.3%
Caterpillar, Inc., 8.250%, due 12/15/38	1,000,000	1,247,864

Information Technology - 2.2%
Apple, Inc., 2.050%, due 09/11/26	2,500,000	2,281,983
Automatic Data Processing, Inc., 1.250%, due 09/01/30	2,000,000	1,563,162
Intel Corporation, 2.875%, due 05/11/24	5,000,000	4,870,559
PayPal Holdings, Inc., 2.650%, due 10/01/26	1,000,000	923,229
		9,638,933
TOTAL CORPORATE BONDS
(Cost $39,986,781)		$36,905,905

	Par Value	Value
MORTGAGE-BACKED SECURITIES - 3.1%
Federal National Mortgage Association,
3.500%, due 09/01/33	$3,435,239	$3,292,463
3.500%, due 05/25/47	298,311	279,975
2.500%, due 01/01/57	12,045,824	10,203,080
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $15,376,731)		$13,775,518

See Notes to Financial Statements.
10	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Par Value	Value
MUNICIPAL BONDS - 1.6%
Ohio - 1.6%
Beavercreek Ohio City School District,
3.250%, due 12/01/36 (Cost $7,406,531)	$7,450,000	$6,968,432

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 8.7%
Federal Farm Credit Bank - 3.3%
4.670%, due 07/26/23	$5,000,000	$4,996,018
0.670%, due 08/04/25	2,000,000	1,810,498
5.570%, due 11/14/25	2,500,000	2,496,671
2.750%, due 11/06/26	5,725,000	5,456,524
		14,759,711
Federal Home Loan Bank - 5.0%
3.650%, due 07/19/24	1,000,000	984,601
3.000%, due 12/30/24	1,000,000	965,945
3.125%, due 04/29/25	2,500,000	2,407,204
2.875%, due 06/13/25	10,000,000	9,643,383
4.050%, due 07/28/25	2,000,000	1,954,003
0.580%, due 09/11/25	2,000,000	1,797,882
1.020%, due 09/17/26	2,500,000	2,219,451
0.850%, due 10/15/27	2,500,000	2,119,906
		22,092,375
Federal Home Loan Mortgage Corporation - 0.4%
3.125%, due 06/28/24	2,000,000	1,946,066

TOTAL U.S. GOVERNMENT & AGENCIES
(Cost $40,865,066)		$38,798,152

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 31.0%
U.S. Treasury Bills (b)- 1.3%
3.780%, due 03/09/23	$5,000,000	$4,961,693
4.172%, due 04/06/23	1,000,000	989,150
		5,950,843
U.S. Treasury Bonds - 1.0%
3.125%, due 05/15/48	5,000,000	4,202,148

U.S. Treasury Inflation-Protected Notes - 4.0%
0.625%, due 04/15/23	17,996,550	17,812,718

U.S. Treasury Notes - 24.7%
1.500%, due 02/28/23	20,000,000	19,908,184
1.375%, due 06/30/23	5,000,000	4,921,289
0.250%, due 03/15/24	15,000,000	14,220,117
2.000%, due 08/15/25	30,000,000	28,327,735
2.375%, due 05/15/27	15,000,000	13,984,570
2.750%, due 02/15/28	30,000,000	28,208,203
		109,570,098
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $142,679,239)		$137,535,807

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	11

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS - 2.0%
First American Treasury Obligations Fund - Class X, 4.19% (c) (Cost $8,887,834)	8,887,834	$8,887,834

TOTAL INVESTMENTS AT VALUE - 100.0%
(Cost $400,288,223)		$444,006,400
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0% (d)		135,946
NET ASSETS - 100.0%		$444,142,346

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase.

(c)	The rate shown is the 7-day effective yield as of December 31, 2022.

(d)	Percentage rounds to less than 0.1%.

ADR- American Depositary Receipt.

See Notes to Financial Statements.
12	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 96.5%
Consumer Discretionary - 9.8%
Brinker International, Inc. (a)	12,400	$395,684
Deckers Outdoor Corporation (a)	2,160	862,185
Marriott Vacations Worldwide Corporation	2,670	359,355
Patrick Industries, Inc.	6,190	375,114
PetMed Express, Inc.	16,610	293,997
Winmark Corporation	2,310	544,768
YETI Holdings, Inc. (a)	6,670	275,538
Zumiez, Inc. (a)	5,330	115,874
		3,222,515
Consumer Staples - 6.7%
Central Garden & Pet Company - Class A (a)	9,335	334,193
Coca-Cola Consolidated, Inc.	960	491,866
Ingles Markets, Inc. - Class A	9,500	916,369
SpartanNash Company	14,915	451,030
		2,193,458
Energy - 6.4%
Callon Petroleum Company (a)	5,900	218,831
HF Sinclair Corporation	12,160	630,982
Magnolia Oil & Gas Corporation - Class A	19,100	447,895
Matador Resources Company	6,600	377,784
PDC Energy, Inc.	6,800	431,664
		2,107,156
Financials - 27.7%
American Equity Investment Life Holding Company	18,080	824,810
American Financial Group, Inc.	2,630	361,046
Assured Guaranty Ltd.	11,700	728,442
BankUnited, Inc.	5,500	186,835
Cadence Bank	11,000	271,260
Community Bank System, Inc.	5,380	338,671
Enova International, Inc. (a)	17,830	684,137
Evercore, Inc. - Class A	7,550	823,554
EZCORP, Inc. - Class A (a)	33,000	268,950
First BanCorporation	52,500	667,800
Glacier Bancorp, Inc.	7,455	368,426
Houlihan Lokey, Inc.	6,300	549,108
LPL Financial Holdings, Inc.	2,710	585,821
MGIC Investment Corporation	44,100	573,300
Piper Sandler Companies	6,085	792,206
Radian Group, Inc.	31,700	604,519
SouthState Corporation	5,620	429,143
		9,058,028
Health Care - 8.2%
AMN Healthcare Services, Inc. (a)	3,900	400,998
Corcept Therapeutics, Inc. (a)	12,269	249,183
Dynavax Technologies Corporation (a)	40,978	436,006
Innoviva, Inc. (a)	38,700	512,775
Integer Holdings Corporation (a)	4,878	333,948
National HealthCare Corporation	3,545	210,928
Option Care Helath, Inc. (a)	10,500	315,945
Varex Imaging Corporation (a)	11,600	235,480
		2,695,263

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	13

James Small Cap Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
Industrials - 10.1%
Boise Cascade Company	6,830	$469,016
Encore Wire Corporation	6,285	864,565
FTI Consulting, Inc. (a)	5,420	860,696
Hillenbrand, Inc.	18,478	788,456
WESCO International, Inc. (a)	2,500	313,000
		3,295,733
Information Technology - 10.9%
Avnet, Inc.	8,250	343,035
Concentrix Corporation	2,500	332,900
Insight Enterprises, Inc. (a)	6,130	614,655
Nova Ltd. (a)	3,000	245,040
PC Connection, Inc.	17,500	820,750
Progress Software Corporation	4,000	201,800
Super Micro Computer, Inc. (a)	8,668	711,643
TD SYNNEX Corporation	1,100	104,181
TTEC Holdings, Inc.	4,700	207,411
		3,581,415
Materials - 6.2%
Cleveland-Cliffs, Inc. (a)	14,575	234,803
Innospec, Inc.	5,286	543,718
Schnitzer Steel Industries, Inc. - Class A	13,820	423,583
Sealed Air Corporation	7,130	355,644
Warrior Met Coal, Inc	13,785	477,513
		2,035,261
Real Estate - 6.6%
Agree Realty Corporation	3,547	251,589
Healthcare Realty Trust, Inc.	8,000	154,160
LXP Industrial Trust	65,210	653,404
Physicians Realty Trust	21,000	303,870
Sabra Health Care REIT, Inc.	10,000	124,300
STAG Industrial, Inc.	6,000	193,860
Terreno Realty Corporation	4,200	238,854
Xenia Hotel & Resorts, Inc.	16,940	223,269
		2,143,306
Utilities - 3.9%
IDACORP, Inc.	3,753	404,761
Otter Tail Corporation	5,935	348,444
Portland General Electric Company	10,455	512,295
		1,265,500
TOTAL COMMON STOCKS
(Cost $24,636,637)		$31,597,635

See Notes to Financial Statements.
14	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS - 3.5%
First American Treasury Obligations Fund - Class X, 4.19% (b) (Cost $1,131,519)	1,131,519	$1,131,519

TOTAL INVESTMENTS AT VALUE - 100.0%
(Cost $25,768,156)		$32,729,154
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0%) (c)		(3,444)
NET ASSETS - 100.0%		$32,725,710

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2022.

(c)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	15

James Micro Cap Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.5%
Consumer Discretionary - 10.0%
Century Communities, Inc.	4,662	$233,146
Haverty Furniture Companies, Inc.	21,134	631,907
M/I Homes, Inc. (a)	4,742	218,986
MarineMax, Inc. (a)	5,750	179,515
Patrick Industries, Inc.	4,044	245,066
Shoe Carnival, Inc.	12,950	309,635
Standard Motor Products, Inc.	5,625	195,750
Zumiez, Inc. (a)	4,568	99,308
		2,113,313
Consumer Staples - 7.1%
Central Garden & Pet Company - Class A (a)	13,108	469,266
Ingles Markets, Inc. - Class A	10,714	1,033,473
		1,502,739
Energy - 5.1%
Civitas Resources, Inc.	7,254	420,225
Dorian LPG Ltd.	19,032	360,656
Laredo Petroleum, Inc. (a)	5,814	298,956
		1,079,837
Financials - 23.2%
Bancorp, Inc. (The) (a)	6,900	195,822
Donnelley Financial Solutions, Inc. (a)	20,288	784,131
Enova International, Inc. (a)	17,016	652,903
Federal Agricultural Mortgage Corporation - Class C	6,912	779,052
Merchants Bancorp	25,704	625,121
Nelnet, Inc. - Class A	5,646	512,375
OFG Bancorp	25,456	701,567
Piper Sandler Companies	4,960	645,742
		4,896,713
Health Care - 13.0%
AnaptysBio, Inc. (a)	10,132	313,991
Cutera, Inc. (a)	7,100	313,962
Innoviva, Inc. (a)	40,082	531,087
Integer Holdings Corporation (a)	6,396	437,870
SIGA Technologies, Inc.	52,400	385,664
Utah Medical Products, Inc.	4,200	422,226
Vanda Pharmaceuticals, Inc. (a)	43,517	321,590
		2,726,390
Industrials - 12.3%
ACCO Brands Corporation	74,997	419,233
ArcBest Corporation	5,285	370,161
Boise Cascade Company	2,500	171,675
CRA International, Inc.	3,384	414,303
Genco Shipping & Trading Ltd.	8,000	122,880
Heidrick & Struggles International, Inc.	3,400	95,098
Heritage-Crystal Clean, Inc. (a)	5,000	162,400
Insteel Industries, Inc.	3,500	96,320
Kforce, Inc.	2,400	131,592
Shyft Group, Inc. (The)	6,336	157,513
Transcat, Inc. (a)	2,200	155,914
V2X, Inc. (a)	6,950	286,966
		2,584,055

See Notes to Financial Statements.
16	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
Information Technology - 16.7%
Cohu, Inc. (a)	8,022	$257,105
ePlus, Inc. (a)	4,600	203,688
Ichor Holdings Ltd. (a)	5,408	145,043
Insight Enterprises, Inc. (a)	9,746	977,231
Nova Ltd. (a)	9,143	746,800
PC Connection, Inc.	12,184	571,430
Photronics, Inc. (a)	22,198	373,592
Vishay Precision Group, Inc. (a)	6,384	246,742
		3,521,631
Materials - 6.0%
Innospec, Inc.	4,000	411,440
Schnitzer Steel Industries, Inc. - Class A	18,045	553,079
United States Lime & Minerals, Inc.	2,070	291,373
		1,255,892
Real Estate - 1.0%
PotlatchDeltic Corporation	4,900	215,551

Utilities - 1.1%
Clearway Energy, Inc. - Class C	7,332	233,671

TOTAL COMMON STOCKS
(Cost $15,349,530)		$20,129,792

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 4.5%
U.S. Treasury Notes - 4.5%
0.250%, due 03/15/24 (Cost $969,188)	$1,000,000	$948,008

	Shares	Value
MONEY MARKET FUNDS - 0.7%
First American Treasury Obligations Fund - Class X, 4.19% (b) (Cost $148,971)	148,971	$148,971

TOTAL INVESTMENTS AT VALUE - 100.7%
(Cost $16,467,689)		$21,226,771
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7%)		(148,751)
NET ASSETS - 100.0%		$21,078,020

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2022.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	17

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 68.2%
Communication Services - 5.4%
Alphabet, Inc. - Class A (a)	4,750	$419,092
Comcast Corporation - Class A	6,645	232,376
T-Mobile US, Inc. (a)	2,300	322,000
		973,468
Consumer Discretionary - 8.2%
Best Buy Company, Inc.	1,815	145,581
Deckers Outdoor Corporation (a)	590	235,504
Home Depot, Inc. (The)	700	221,102
McDonald’s Corporation	1,000	263,530
Target Corporation	1,600	238,464
Tractor Supply Company	1,640	368,951
		1,473,132
Consumer Staples - 2.8%
Procter & Gamble Company (The)	1,700	257,652
Walmart, Inc.	1,700	241,043
		498,695
Energy - 6.0%
Cheniere Energy, Inc.	500	74,980
Chevron Corporation	2,200	394,878
Matador Resources Company	6,000	343,440
Pioneer Natural Resources Company	1,195	272,926
		1,086,224
Financials - 7.2%
Bancorp, Inc. (The) (a)	2,000	56,760
BlackRock, Inc.	500	354,315
Enova International, Inc. (a)	8,485	325,569
Goldman Sachs Group, Inc. (The)	855	293,590
JPMorgan Chase & Company	2,000	268,200
		1,298,434
Health Care - 11.7%
Abbott Laboratories	2,625	288,199
AbbVie, Inc.	1,250	202,013
AstraZeneca plc - ADR	4,000	271,199
Danaher Corporation	825	218,972
Eli Lilly & Company	475	173,774
Johnson & Johnson	1,295	228,762
Pfizer, Inc.	3,220	164,993
UnitedHealth Group, Inc.	610	323,409
Zoetis, Inc.	1,595	233,747
		2,105,068
Industrials - 5.8%
ABB Ltd. - ADR	3,500	106,610
Caterpillar, Inc.	800	191,648
Deere & Company	435	186,511
Eaton Corporation plc	1,175	184,416
Lockheed Martin Corporation	415	201,893
Union Pacific Corporation	850	176,010
		1,047,088
Information Technology - 14.1%
Accenture plc - Class A	465	124,081
Apple, Inc.	3,400	441,762
ASML Holding N.V.	550	300,520

See Notes to Financial Statements.
18	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
Information Technology - 14.1% (continued)
Cadence Design Systems, Inc. (a)	2,800	$449,793
Jabil, Inc.	900	61,380
Mastercard, Inc. - Class A	735	255,581
Microsoft Corporation	1,730	414,889
Nova Ltd. (a)	2,515	205,425
NVIDIA Corporation	2,000	292,280
		2,545,711
Materials - 2.0%
Avery Dennison Corporation	300	54,300
CF Industries Holdings, Inc.	500	42,600
James Hardie Industries plc - ADR	3,000	53,820
Linde plc	332	108,292
Nucor Corporation	700	92,267
		351,279
Real Estate - 2.7%
Digital Realty Trust, Inc.	1,600	160,432
Prologis, Inc.	2,905	327,481
		487,913
Utilities - 2.3%
American Water Works Company, Inc.	750	114,315
NextEra Energy, Inc.	2,380	198,968
Sempra Energy	610	94,269
		407,552
TOTAL COMMON STOCKS
(Cost $10,300,558)		$12,274,564

	Shares	Value
EXCHANGE-TRADED FUNDS - 3.9%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	21,000	$310,380
iShares Floating Rate Bond ETF	4,000	201,320
iShares Gold Trust (a)	5,627	194,638
TOTAL EXCHANGE-TRADED FUNDS
(Cost $716,728)		$706,338

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	19

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Par Value	Value
CORPORATE BONDS - 6.7%
Consumer Discretionary - 2.3%
Starbucks Corporation, 2.550%, due 11/15/30	$500,000	$420,389

Financials - 2.3%
Bank of Montreal, 2.000%, due 12/22/26	200,000	175,007
Citigroup, Inc., 3.875%, due 03/26/25	250,000	243,066
		418,073
Health Care - 1.2%
AstraZeneca plc, 0.700%, due 04/08/26	250,000	219,781

Information Technology - 0.9%
Automatic Data Processing, Inc., 1.250%, due 09/01/30	200,000	156,316

TOTAL CORPORATE BONDS
(Cost $1,404,993)		$1,214,559

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 7.5%
Federal Farm Credit Bank - 3.1%
4.670%, due 07/26/23	$100,000	$99,920
0.670%, due 08/04/25	500,000	452,625
		552,545
Federal Home Loan Bank - 0.5%
3.650%, due 07/19/24	100,000	98,460

Federal Home Loan Mortgage Corporation - 1.4%
3.125%, due 06/28/24	250,000	243,258

Federal National Mortgage Association - 2.5%
0.560%, due 10/22/25	500,000	448,223

TOTAL U.S. GOVERNMENT & AGENCIES
(Cost $1,450,000)		$1,342,486

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 12.6%
U.S. Treasury Bills (b)- 0.5%
4.172%, due 04/06/23	$100,000	$98,915

U.S. Treasury Notes - 12.1%
1.375%, due 06/30/23	500,000	492,129
0.250%, due 03/15/24	500,000	474,004
1.125%, due 02/28/25	1,000,000	933,476
2.625%, due 02/15/29	300,000	277,266
		2,176,875
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,418,305)		$2,275,790

See Notes to Financial Statements.
20	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS - 1.0%
First American Treasury Obligations Fund - Class X, 4.19% (c) (Cost $174,584)	174,584	$174,584

TOTAL INVESTMENTS AT VALUE - 99.9%
(Cost $16,465,168)		$17,988,321
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		12,373
NET ASSETS - 100.0%		$18,000,694

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase.

(c)	The rate shown is the 7-day effective yield as of December 31, 2022.

ADR- American Depositary Receipt.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	21

James Advantage Funds	Statements of Assets and Liabilities
December 31, 2022 (Unaudited)

	James Balanced:
	Golden Rainbow	James Small	James Micro	James Aggressive
	Fund	Cap Fund	Cap Fund	Allocation Fund
ASSETS
Investment securities:
At cost	$400,288,223	$25,768,156	$16,467,689	$16,465,168
At value	$444,006,400	$32,729,154	$21,226,771	$17,988,321
Cash	—	17,900	—	—
Dividends and interest receivable	1,363,834	32,125	10,675	27,595
Receivable for investment securities sold	—	—	269,934	—
Receivable for capital shares sold	3,965	192	—	—
Tax reclaims receivable	3,416	—	—	677
Other assets	52,590	1,297	885	—
Total Assets	445,430,205	32,780,668	21,508,265	18,016,593
LIABILITIES
Due to Custodian	192,187	—	—	—
Payable for capital shares redeemed	525,815	3,791	—	—
Payable for investment securities purchased	—	—	401,979	—
Accrued expenses:
Management fees (Note 4)	285,220	36,070	27,791	15,369
Administration fees (Note 4)	17,984	—	—	—
12b-1 distribution and service fees (Note 4)	148,984	14,449	—	—
Trustee fees (Note 4)	12,612	648	475	400
Other accrued expenses	105,057	—	—	130
Total Liabilities	1,287,859	54,958	430,245	15,899
Net Assets	$444,142,346	$32,725,710	$21,078,020	$18,000,694
NET ASSETS CONSIST OF
Paid-in capital	$399,093,932	$25,705,910	$16,370,397	$17,325,145
Accumulated Earnings	45,048,414	7,019,800	4,707,623	675,549
Net Assets	$444,142,346	$32,725,710	$21,078,020	$18,000,694
PRICING OF RETAIL CLASS SHARES
Net assets	$348,444,808	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	18,603,615	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$18.73	N/A	N/A	N/A
PRICING OF INSTITUTIONAL CLASS SHARES
Net assets	$95,697,538	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	5,198,487	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$18.41	N/A	N/A	N/A
PRICING OF SHARES
Net assets	N/A	$32,725,710	$21,078,020	$18,000,694
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,176,711	1,343,805	1,787,738
Net assets value, offering price and redemption price per share	N/A	$27.81	$15.69	$10.07

See Notes to Financial Statements.
22	www.jamesinvestment.com

James Advantage Funds	Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

	James Balanced:
	Golden Rainbow	James Small	James Micro	James Aggressive
	Fund	Cap Fund	Cap Fund	Allocation Fund
INVESTMENT INCOME
Dividends (Net of withholding taxes of $15,541, $1,260, $509 and $1,568, respectively)	$2,293,758	$317,430	$226,879	$161,074
Interest	3,383,017	—	13,895	36,630
Total Income	5,676,775	317,430	240,774	197,704
EXPENSES
Management fees (Note 4)	1,754,889	208,408	163,818	92,666
12b-1 distribution and service fees - Retail Class (Note 4)	462,741	—	—	—
12b-1 distribution and service fees (Note 4)	—	42,924	—	—
Administration fees (Note 4)	226,103	—	—	—
Trustee fees and expenses (Note 4)	100,157	6,379	4,354	3,665
Transfer agent fees (Note 4)	78,676	—	—	—
Legal fees	67,383	—	—	—
Audit and tax services fees	37,867	—	—	—
Insurance fees	27,743	—	—	—
Shareholder reporting expenses	25,486	—	—	—
Custodian fees	17,664	—	—	—
Registration fees	15,906	—	—	—
Interest expense	—	—	—	130
Other expenses	44,919	—	—	—
Total Expenses	2,859,534	257,711	168,172	96,461
Net Investment Income	2,817,241	59,719	72,602	101,243
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	5,993,902	1,743	10,465	141,613
Net change in unrealized appreciation (depreciation) on investments	(7,108,312)	1,841,896	839,292	442,548
Net Realized and Unrealized Gains (Losses) on Investments	(1,114,410)	1,843,639	849,757	584,161
Net Increase in Net Assets Resulting from Operations	$1,702,831	$1,903,358	$922,359	$685,404

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	23

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2022	Year Ended
	(Unaudited)	June 30, 2022
FROM OPERATIONS
Net investment income	$2,817,241	$4,242,145
Net realized gains from investment transactions	5,993,902	20,800,966
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(7,108,312)	(72,684,011)
Net increase (decrease) in net assets resulting from operations	1,702,831	(47,640,900)
DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Retail Class Shares	(15,967,414)	(30,362,301)
Institutional Class	(4,921,014)	(9,195,558)
Decrease in net assets from distributions to shareholders	(20,888,428)	(39,557,859)
CAPITAL SHARE TRANSACTIONS
Retail Class Shares
Proceeds from shares sold	3,195,617	12,399,682
Net asset value of shares issued in reinvestment of distributions to shareholders	15,582,063	29,613,686
Payments for shares redeemed	(35,271,660)	(79,722,284)
Net decrease in net assets from Retail Class capital share transactions	(16,493,980)	(37,708,916)
Institutional Class Shares
Proceeds from shares sold	3,014,245	10,056,699
Net asset value of shares issued in reinvestment of distributions to shareholders	4,606,099	8,627,320
Payments for shares redeemed	(14,013,359)	(32,449,642)
Net decrease in net assets from Institutional Class capital share transactions	(6,393,015)	(13,765,623)
Total decrease in net assets	(42,072,592)	(138,673,298)
NET ASSETS
Beginning of period	486,214,938	624,888,236
End of period	$444,142,346	$486,214,938
CAPITAL SHARE ACTIVITY
Retail Class Shares
Shares sold	162,791	560,565
Shares issued in reinvestment of distributions to shareholders	820,094	1,325,870
Shares redeemed	(1,810,573)	(3,604,150)
Net decrease in shares outstanding	(827,688)	(1,717,715)
Shares outstanding, beginning of period	19,431,303	21,149,018
Shares outstanding, end of period	18,603,615	19,431,303
Institutional Class Shares
Shares sold	157,470	450,785
Shares issued in reinvestment of distributions to shareholders	246,392	391,854
Shares redeemed	(734,046)	(1,491,265)
Net decrease in shares outstanding	(330,184)	(648,626)
Shares outstanding, beginning of period	5,528,671	6,177,297
Shares outstanding, end of period	5,198,487	5,528,671

See Notes to Financial Statements.
24	www.jamesinvestment.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2022	Year Ended
	(Unaudited)	June 30, 2022
FROM OPERATIONS
Net investment income	$59,719	$163,236
Net realized gains from investment transactions	1,743	4,155,844
Net change in unrealized appreciation (depreciation) on investments	1,841,896	(7,021,851)
Net increase (decrease) in net assets resulting from operations	1,903,358	(2,702,771)
DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,074,237)	(114,432)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	448,501	2,638,758
Net asset value of shares issued in reinvestment of distributions to shareholders	2,031,226	113,268
Payments for shares redeemed	(2,343,410)	(7,033,755)
Net increase (decrease) in net assets from capital share transactions	136,317	(4,281,729)
Total decrease in net assets	(34,562)	(7,098,932)
NET ASSETS
Beginning of period	32,760,272	39,859,204
End of period	$32,725,710	$32,760,272
CAPITAL SHARE ACTIVITY
Shares sold	15,109	83,620
Shares issued in reinvestment of distributions to shareholders	70,980	3,364
Shares redeemed	(81,331)	(223,766)
Net increase (decrease) in shares outstanding	4,758	(136,782)
Shares outstanding, beginning of period	1,171,953	1,308,735
Shares outstanding, end of period	1,176,711	1,171,953

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	25

James Micro Cap Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2022	Year Ended
	(Unaudited)	June 30, 2022
FROM OPERATIONS
Net investment income	$72,602	$73,072
Net realized gains from investment transactions	10,465	1,963,434
Net change in unrealized appreciation (depreciation) on investments	839,292	(5,286,605)
Net increase (decrease) in net assets resulting from operations	922,359	(3,250,099)
DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,830,954)	(1,099,459)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	60,685	764,796
Net asset value of shares issued in reinvestment of distributions to shareholders	1,803,440	1,091,518
Payments for shares redeemed, net of redemption fees	(2,153,255)	(4,576,280)
Net decrease in net assets from capital share transactions	(289,130)	(2,719,966)
Total decrease in net assets	(1,197,725)	(7,069,524)
NET ASSETS
Beginning of period	22,275,745	29,345,269
End of period	$21,078,020	$22,275,745
CAPITAL SHARE ACTIVITY
Shares sold	3,486	39,655
Shares issued in reinvestment of distributions to shareholders	111,320	54,015
Shares redeemed	(125,958)	(240,473)
Net decrease in shares outstanding	(11,152)	(146,803)
Shares outstanding, beginning of period	1,354,957	1,501,760
Shares outstanding, end of period	1,343,805	1,354,957

See Notes to Financial Statements.
26	www.jamesinvestment.com

James Aggressive Allocation Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2022	Year Ended
	(Unaudited)	June 30, 2022
FROM OPERATIONS
Net investment income	$101,243	$78,875
Net realized gains from investment transactions	141,613	1,038,019
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	442,548	(4,281,343)
Net increase (decrease) in net assets resulting from operations	685,404	(3,164,449)
DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(148,040)	(48,403)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	124,563	539,674
Net asset value of shares issued in reinvestment of distributions to shareholders	145,414	48,347
Payments for shares redeemed	(1,861,760)	(3,896,501)
Net decrease in net assets from capital share transactions	(1,591,783)	(3,308,480)
Total decrease in net assets	(1,054,419)	(6,521,332)
NET ASSETS
Beginning of period	19,055,113	25,576,445
End of period	$18,000,694	$19,055,113
SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	12,186	47,425
Shares issued in reinvestment of distributions to shareholders	14,570	3,999
Shares redeemed	(181,507)	(342,731)
Net decrease in shares outstanding	(154,751)	(291,307)
Shares outstanding, beginning of period	1,942,489	2,233,796
Shares outstanding, end of period	1,787,738	1,942,489

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	27

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value - beginning of period	$19.54		$22.94	$20.08	$20.69	$23.32	$24.70
Income (loss) from investment operations:
Net investment income(a)	0.11		0.15	0.17	0.26	0.25	0.26
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.04)		(2.02)	2.90	(0.50)	(0.64)	0.24
Total from investment operations	0.07		(1.87)	3.07	(0.24)	(0.39)	0.50
Less distributions from:
Net investment income	(0.11)		(0.16)	(0.18)	(0.22)	(0.29)	(0.27)
Net realized gains on investments	(0.77)		(1.37)	(0.03)	(0.15)	(1.95)	(1.61)
Total distributions	(0.88)		(1.53)	(0.21)	(0.37)	(2.24)	(1.88)
Net asset value at end of period	$18.73		$19.54	$22.94	$20.08	$20.69	$23.32
Total return	0.31	% (b)	(8.97)%	15.38%	(1.18)%	(1.24)%	1.87%
Net assets, end of period (in thousands)	$348,445		$379,714	$485,082	$534,314	$771,733	$1,514,451
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.26	% (c)	1.18%	1.16%	1.13%	1.06%	0.99%
Ratio of net investment income to average net assets	1.13	% (c)	0.68%	0.81%	1.25%	1.14%	1.05%
Portfolio turnover rate	8	% (b)	26%	57%	36%	71%	75%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized

.

See Notes to Financial Statements.
28	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value - beginning of period	$19.26		$22.63	$19.82	$20.43	$23.06	$24.44
Income (loss) from investment operations:
Net investment income(a)	0.14		0.20	0.22	0.31	0.30	0.31
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.05)		(1.99)	2.86	(0.50)	(0.63)	0.25
Total from investment operations	0.09		(1.79)	3.08	(0.19)	(0.33)	0.56
Less distributions from:
Net investment income	(0.17)		(0.21)	(0.24)	(0.27)	(0.35)	(0.33)
Net realized gains on investments	(0.77)		(1.37)	(0.03)	(0.15)	(1.95)	(1.61)
Total distributions	(0.94)		(1.58)	(0.27)	(0.42)	(2.30)	(1.94)
Net asset value at end of period	$18.41		$19.26	$22.63	$19.82	$20.43	$23.06
Total return	0.45	% (b)	(8.73)%	15.63%	(0.93)%	(0.99)%	2.16%
Net assets, end of period (in thousands)	$95,698		$106,501	$139,806	$171,173	$304,290	$836,234
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.01	% (c)	0.93%	0.91%	0.88%	0.80%	0.74%
Ratio of net investment income to average net assets	1.38	% (c)	0.92%	1.06%	1.51%	1.38%	1.30%
Portfolio turnover rate	8	% (b)	26%	57%	36%	71%	75%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	29

James Small Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value - beginning of period	$27.95		$30.46	$18.80	$23.22	$30.13	$33.96
Income (loss) from investment operations:
Net investment income (loss)(a)	0.05		0.13	0.09	0.10	(0.01)	(0.10)
Net realized and unrealized gains (losses) on investments	1.62		(2.55)	11.70	(4.52)	(4.76)	3.82
Total from investment operations	1.67		(2.42)	11.79	(4.42)	(4.77)	3.72
Less distributions from:
Net investment income	(0.14)		(0.09)	(0.13)	—	—	(0.19)
Net realized gains on investments	(1.67)		—	—	—	(2.14)	(7.36)
Total distributions	(1.81)		(0.09)	(0.13)	—	(2.14)	(7.55)
Net asset value at end of period	$27.81		$27.95	$30.46	$18.80	$23.22	$30.13
Total return	5.83	% (b)	(7.99)%	62.87%	(19.04)%	(15.63)%	11.41%
Net assets, end of period (in thousands)	$32,726		$32,760	$39,859	$29,006	$42,266	$58,267
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50	% (c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.35	% (c)	0.42%	0.36%	0.46%	(0.02)%	(0.32)%
Portfolio turnover rate	11	% (b)	34%	42%	35%	75%	124%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized.

See Notes to Financial Statements.
30	www.jamesinvestment.com

James Micro Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value - beginning of period	$16.44		$19.54	$12.73	$15.92	$17.88	$17.27
Income (loss) from investment operations:
Net investment income (loss)(a)	0.05		0.06	0.01	0.06	0.01	(0.04)
Net realized and unrealized gains (losses) on investments	0.63		(2.37)	6.88	(2.70)	(1.06)	1.99
Total from investment operations	0.68		(2.31)	6.89	(2.64)	(1.05)	1.95
Less distributions from:
Net investment income	(0.09)		(0.01)	(0.07)	(0.04)	—	(0.06)
Net realized gains on investments	(1.34)		(0.78)	(0.01)	(0.51)	(0.91)	(1.29)
Total distributions	(1.43)		(0.79)	(0.08)	(0.55)	(0.91)	(1.35)
Paid-in capital from redemption fees	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net asset value at end of period	$15.69		$16.44	$19.54	$12.73	$15.92	$17.88
Total return	3.93	% (c)	(12.56)%	54.32%	(17.38)%	(5.25)%	11.62%
Net assets, end of period (in thousands)	$21,078		$22,276	$29,345	$19,580	$26,600	$28,805
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50	% (d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.65	% (d)	0.30%	0.03%	0.41%	0.05%	(0.22)%
Portfolio turnover rate	2	% (c)	20%	55%	35%	65%	37%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.01 per share.

(c)	Not annualized.

(d)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	31

James Aggressive Allocation Fund	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the Six
	Months Ended		For the	For the	For the	For the	For the
	December 31, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value - beginning of period	$9.81		$11.45	$9.23	$10.20	$10.66	$10.00
Income (loss) from investment operations:
Net investment income(a)	0.06		0.04	0.04	0.12	0.13	0.10
Net realized and unrealized gains (losses) on investments and foreign currencies	0.28		(1.66)	2.27	(0.98)	(0.50)	0.64
Total from investment operations	0.34		(1.62)	2.31	(0.86)	(0.37)	0.74
Less distributions from:
Net investment income	(0.08)		(0.02)	(0.09)	(0.11)	(0.09)	(0.08)
Net asset value at end of period	$10.07		$9.81	$11.45	$9.23	$10.20	$10.66
Total return	3.51	% (b)	(14.15)%	25.12%	(8.60)%	(3.40)%	7.36%
Net assets, end of period (in thousands)	$18,001		$19,055	$25,576	$20,795	$22,936	$10,989
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.02	% (c)	1.01%	1.01%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.07	% (c)	0.34%	0.42%	1.17%	1.29%	0.90%
Portfolio turnover rate	5	% (b)	39%	77%	80%	69%	219%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized.

See Notes to Financial Statements.
32	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

1.	ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” and collectively, the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in equity securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued, and in fixed income securities.

James Small Cap Fund seeks to provide long-term capital appreciation.

The James Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies that the Adviser believes are undervalued. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of December 31, 2022, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $10.35 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization companies that the Adviser believes are undervalued. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange-traded funds (“ETFs”) that invest primarily in such securities. As of December 31, 2022, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $1.94 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

Share Valuation

The net asset value (“NAV”) per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The NAV per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the NAV per share, except that shares of the James Micro Cap Fund are subject to a redemption fees of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $0 and $1,263 for the six months ended December 31, 2022 and the year ended June 30, 2022, respectively. The redemption fees are reflected in the “Payment for shares redeemed, net of redemption fee” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its NAV) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury obligations, foreign, and municipal bonds are generally

Semi-Annual Report | December 31, 2022	33

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage-backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at NAV.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2022:

James Balanced: Golden Rainbow Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$173,125,294	$—	$—	$173,125,294
Exchange-Traded Funds	28,009,458	—	—	28,009,458
Corporate Bonds	—	36,905,905	—	36,905,905
Mortgage-Backed Securities	—	13,775,518	—	13,775,518
Municipal Bonds	—	6,968,432	—	6,968,432
U.S. Government & Agencies	—	38,798,152	—	38,798,152
U.S. Treasury Obligations	—	137,535,807	—	137,535,807
Money Market Funds	8,887,834	—	—	8,887,834
Total	$210,022,586	$233,983,814	$—	$444,006,400

James Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$31,597,635	$—	$—	$31,597,635
Money Market Funds	1,131,519	—	—	1,131,519
Total	$32,729,154	$—	$—	$32,729,154

James Balanced: Golden Rainbow Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$20,129,792	$—	$—	$20,129,792
U.S. Treasury Obligations	—	948,008	—	948,008
Money Market Funds	148,971	—	—	148,971
Total	$20,278,763	$948,008	$—	$21,226,771

James Aggressive Allocation Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$12,274,564	$—	$—	$12,274,564
Exchange-Traded Funds	706,338	—	—	706,338
Corporate Bonds	—	1,214,559	—	1,214,559
U.S. Government & Agencies	—	1,342,486	—	1,342,486
U.S. Treasury Obligations	—	2,275,790	—	2,275,790
Money Market Funds	174,584	—	—	174,584
Total	$13,155,486	$4,832,835	$—	$17,988,321

The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended December 31, 2022.

Semi-Annual Report | December 31, 2022	35

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2022, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Foreign Currency Translation

Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, that result from changes in exchange rates.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT. Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions paid to shareholders during the periods ended December 31, 2022 and June 30, 2022 was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
December 31, 2022
Ordinary Income	$2,859,174	$165,848	$123,298	$148,040
Long-Term Capital Gains	18,029,254	1,908,389	1,707,656	—
Total	$20,888,428	$2,074,237	$1,830,954	$148,040

June 30, 2022
Ordinary Income	$5,489,973	$114,432	$6,857	$48,403
Long-Term Capital Gains	34,067,886	—	1,092,602	—
Total	$39,557,859	$114,432	$1,099,459	$48,403

36	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

London Interbank Offered Rate Risk

Holdings of certain of the Funds’ underlying investments, and the Funds’ financing terms, may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications, that are more widely used until June 30, 2023. The remainder of LIBOR publications ended as of December 31, 2021. The administrator is publishing synthetic rates for U.S. dollar LIBOR benchmarks and they are to be applied only to existing contracts to assist with the transition. Any new contracts entered into after December 31, 2021 are based on a benchmark other than LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally, including determining payment obligations, financing terms, or investment valuations. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the six months ended December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The following information is computed on a tax basis for each item as of June 30, 2022:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Cost of portfolio investments	$430,659,988	$27,668,456	$18,376,961	$17,849,686
Gross unrealized appreciation	$61,377,479	$7,009,584	$5,266,179	$2,298,000
Gross unrealized depreciation	(11,083,557)	(1,890,482)	(1,346,389)	(1,217,111)
Net Appreciation (depreciation) foreign currency	(87)	—	—	(23)
Net unrealized appreciation	50,293,835	5,119,102	3,919,790	1,080,866
Accumulated capital and other losses	17,681,937	1,908,339	1,696,428	(988,192)
Undistributed ordinary income	—	163,238	—	45,511
Other losses	(3,741,761)	—	—	—
Distributable earnings	$64,234,011	$7,190,679	$5,616,218	$138,185

Semi-Annual Report | December 31, 2022	37

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

The following information is computed on a tax basis for each item as of December 31, 2022:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Cost of portfolio investments	$400,387,166	$25,768,156	$16,467,689	$16,465,920
Gross unrealized appreciation	$63,036,823	$8,403,108	$6,228,596	$2,563,770
Gross unrealized depreciation	(19,417,589)	(1,442,110)	(1,469,514)	(1,041,369)
Net unrealized appreciation	$43,619,234	$6,960,998	$4,759,082	$1,522,401

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the current tax year were as follows:

	Short Term	Long Term

James Aggressive Allocation Fund	$988,192	$—

James Balanced: Golden Rainbow Fund elects to defer to the period ending June 30, 2023, capital losses recognized during the period 11/1 - 06/30/2022 in the amount of $3,741,761.

3.	INVESTMENT TRANSACTIONS

During the six months ended December 31, 2022, cost of purchases and proceeds from sales and maturities of investment securities (excluding short-term securities and U.S. government obligations) was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund

Purchases of investment securities	$27,471,748	$3,572,420	$401,979	$804,207
Proceeds from sales and maturities of investment securities	$64,213,151	$4,048,766	$522,117	$2,167,386

During the six months ended December 31, 2022, cost of purchases and proceeds from sales and maturities of long-term U.S. government obligations was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund

Purchases of investment securities	$9,065,684	$—	$—	$—
Proceeds from sales and maturities of investment securities	$3,858,135	$—	$—	$—

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Investment Management Agreements”).

38	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. The Adviser is not entitled to recoupment of such expenses.

Other Service Providers

Effective December 5, 2022, Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds or the Adviser pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain cost related to the pricing of the Funds’ portfolio securities. Prior to December 5, 2022, ALPS Fund Services, Inc. (“ALPS” or the “Prior Administrator”) served as administrator and transfer agent to the Funds. ALPS received a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by the Adviser for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS provided operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration and transfer agent fees paid by the Funds for the six months ended December 31, 2022, are disclosed on the Statements of Operations.

Plan of Distribution

Effective December 5, 2022, pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLD (“UFD”) serves as principal underwriter and exclusive agent for distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plan”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plan is a compensation plan, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plan are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plan requires that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. Prior to December 5, 2022, ALPS Distributors, Inc. was the Funds’ distributor.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $2,100 for any special meeting held outside of a regularly scheduled board meeting that the Trustee is required to attend in person, (5) $210 for any special telephonic meetings held outside of a regularly scheduled board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

Semi-Annual Report | December 31, 2022	39

James Advantage Funds	Notes to Financial Statements
December 31, 2022 (Unaudited)

Principal Holders of Fund Shares

As of December 31, 2022, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% OWNERSHIP
James Balanced: Golden Rainbow Fund -
Retail Class
National Financial Services, LLC	44%
James Micro Cap Fund
Iris James	26%
James Aggressive Allocation Fund
Iris James	25%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. As of December 31, 2022, none of the Funds had outstanding borrowings under the line of credit agreement. For the six months ended December 31, 2022, the James Aggressive Allocation Fund utilized its line of credit. The amount of borrowings was $211,000 over 3 days with a weighted-average interest rate of 7.50%. During the six months ended December 31, 2022, the James Balanced: Golden Rainbow Fund, James Small Cap Fund and James Micro Cap Fund did not utilize the line of credit. Interest on funded and unfunded loans was $130 for the James Aggressive Allocation Fund for the six months ended December 31, 2022. Each Fund’s line of credit agreement is set to expire on July 5, 2023.

The terms of the agreements can be characterized as follows:

	Maximum
	Balance	Interest
	Available	Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$30,000,000	Prime Rate*	July 5, 2023
James Small Cap Fund	$2,000,000	Prime Rate*	July 5, 2023
James Micro Cap Fund	$1,250,000	Prime Rate*	July 5, 2023
James Aggressive Allocation Fund	$75,000	Prime Rate*	July 5, 2023

*	The rate at which the Bank announces as its prime lending rate.

7.	SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of December 31, 2022, James Small Cap Fund had 27.7% of its net assets invested in common stocks within the Financials industry sector.

8.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

40	www.jamesinvestment.com

James Advantage Funds	Disclosure of Fund Expenses
December 31, 2022 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	July 1, 2022	December 31, 2022	Ratio(a)	Period(b)
James Balanced: Golden Rainbow Fund - Retail Class
Based on Actual Fund Return	$1,000.00	$1,003.10	1.26%	$6.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.26%	$6.41

James Balanced: Golden Rainbow Fund - Institutional Class
Based on Actual Fund Return	$1,000.00	$1,004.50	1.01%	$5.10
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.11	1.01%	$5.14

James Small Cap Fund
Based on Actual Fund Return	$1,000.00	$1,058.30	1.50%	$7.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	1.50%	$7.63

James Micro Cap Fund
Based on Actual Fund Return	$1,000.00	$1,015.10	1.50%	$7.71
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	1.50%	$7.63

James Aggressive Allocation Fund
Based on Actual Fund Return	$1,000.00	$1,035.10	1.02%	$5.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.06	1.02%	$5.19

(a)	Annualized, based on each Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

Semi-Annual Report | December 31, 2022	41

James Advantage Funds	Additional Information
December 31, 2022 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission’s website at http://www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.jamesinvestment.com, or upon request, without charge by calling at 1-800-995-2637.

42	www.jamesinvestment.com

James Advantage Funds	Privacy Policy
December 31, 2022 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions

●	account transactions and transaction history

●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds To protect your personal information from unauthorized access and use, we use security measures that comply protect my personal information? with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does James Advantage Funds	We collect your personal information, for example, when you
collect my personal information?	●	open an account or deposit money
	●	direct us to buy securities or direct us to sell your securities
	●	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	●	affiliates from using your information to market to you.
	●	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
	●	Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
	●	James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	James Advantage Funds does not jointly market.

Semi-Annual Report | December 31, 2022	43

Intentionally Left Blank

Intentionally Left Blank

INVESTMENT ADVISER
James Investment
Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesinvestment.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

LEGAL COUNSEL
Davis Graham
& Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

For information about the Funds, or to make inquiries about the Funds,

please call 1-800-99JAMES (1-800-995-2637).

www.jamesinvestment.com	JAF-SAR-22

(b)	Not applicable

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	James Advantage Funds

By (Signature and Title)		/s/ R. Brian Culpepper

R. Brian Culpepper, President (Principal Executive Officer)

Date	February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ R. Brian Culpepper

R. Brian Culpepper, President (Principal Executive Officer)

Date	February 24, 2023

By (Signature and Title)		/s/ Brian P. Shepardson

Brian P. Shepardson, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date	February 24, 2023